EXHIBIT 99.3

                                   Term Sheet
                         Exchange and Support Agreement


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Parties                o   Alternative Asset Management Acquisition Corp.
                           ("AAMAC"), Halcyon Management Group LLC ("Halcyon"), Partner Vehicle
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Exchanges
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Exchange Notice        o   Partner Vehicle(1) may at any time deliver to Halcyon
                           a notice (an "Exchange Notice") specifying the number of Class B Interests of Halcyon that it wishes to exchange (the "Exchange Amount").

                       o   Within one business day of receiving an Exchange
                           Notice, Halcyon shall deliver to AAMAC a notice (a
                           "Share Notice") specifying the number of AAMAC common
                           shares equal to the Exchange Amount.
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Redemption of          o   Partner Vehicle and Halcyon shall deliver with any
Preferred                  Exchange Notice and Share Notice, as the case may be,
                           a number of shares of AAMAC Class A Preferred Stock for cancellation equal to the Exchange Amount.

                       o   In the event that Partner Vehicle does not receive
                           common stock as required in respect of any Exchange
                           Notice within three business days of delivery of such
                           Exchange Notice, AAMAC shall return to Halcyon, which
                           shall return to Partner Vehicle, the AAMAC Class A
                           Preferred Stock delivered with such Exchange Notice.
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Issuance of            o   Within one business day after the delivery by Halcyon
Common Stock               of a Share Notice, AAMAC shall instruct its transfer
                           agent to issue and contribute to Halcyon, within two
                           business days thereafter, a number of shares of AAMAC
                           common stock equal to the Exchange Amount, and
                           Halcyon shall distribute such shares to Partner
                           Vehicle in redemption of the Class B Interests held
                           by the exchanging partner. Nothing in the foregoing
                           sentence shall be construed to grant additional
                           registration rights.
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Adjustment of          o   Upon contribution of a number of AAMAC common shares
Halcyon                    equal to the Exchange Amount to Halcyon, Halcyon
                           shall
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(1)   Pursuant to the Partner Vehicle Agreement, Partner Vehicle will act as agent of its partners in connection with an exchange.


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Interests                  issue to AAMAC a number of Class A Interests equal to
                           the Exchange Amount and shall cancel an equal number
                           of Class B Interests. The capital account with
                           respect to the newly issued Class A Interests shall
                           be equal to the capital account of the cancelled
                           Class B Interests.
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Revocation of          o   At any time prior to Partner Vehicle's receipt of
Exchange Notice            common shares in respect of an Exchange Notice,
                           Partner Vehicle may revoke the Exchange Notice by
                           written notice to Halcyon.
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Limitations on         o   Partner Vehicle may not deliver any Exchange Notice,
Exchange                   and AAMAC shall not be required to take any action
                           with respect to any Exchange Notice, that requests
                           the exchange of any Class B Interests that have not
                           vested in accordance with the vesting provisions set
                           forth on Annex A to the Stockholders Agreement term
                           sheet. Partner Vehicle shall incorporate such vesting
                           provisions into its organizational documents or other
                           agreements with the Halcyon Partners, and shall not
                           amend such provisions without the consent of the
                           independent directors of AAMAC.
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Equityholder Protections
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Limitations on AAMAC   o   AAMAC may not directly or indirectly acquire, whether
                           by merger, reorganization, consolidation, purchase, or otherwise, any business, assets or securities unless, following such transaction, such business, assets or securities are owned by Halcyon or a wholly owned subsidiary of Halcyon;

                       o Neither AAMAC nor any subsidiary of AAMAC other than Halcyon and its wholly owned subsidiaries shall own any assets or securities (other than Halcyon securities and a de minimis amount of cash or other temporary investments) or operate any business (other than the holding of Halcyon securities);

                       o AAMAC may not modify the rights, powers, preferences or distributions of any class of its capital stock; and

                       o AAMAC may not issue shares of AAMAC Class A Preferred Stock of the same class as held by Partner Vehicle to any person other than Partner Vehicle.
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Dilutive Actions       o   In the event that AAMAC undertakes any stock split,
                           stock dividend or distribution, subdivision of shares, reverse stock split, stock combination, or reclassification, then simultaneously with such transaction, the number of shares of
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                           AAMAC Class A Preferred stock held by Partner
                           Vehicle, the number of Class B Interests of Halcyon held by Partner Vehicle, and the number of Class A interests of Halcyon held by AAMAC shall all be adjusted in the same amount (in percentage terms) as the AAMAC common shares.
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Issuances              o   In the event that AAMAC issues any common stock
                           (other than pursuant to the terms herein, but including pursuant to Article II of the Purchase Agreement), including in respect of options, warrants (including the Founders Performance Warrants, as defined in the Purchase Agreement) or other convertible securities, it shall immediately contribute the proceeds of such issuance, exercise or conversion to Halcyon in exchange for a number of Class A Interests of Halcyon equal to the number of AAMAC common shares so issued.

                       o In the event that AAMAC issues any securities other than common stock, including convertible debt securities, preferred stock, options, warrants, or other securities exercisable for or convertible into common stock, (other than pursuant to the terms herein), it shall immediately contribute the proceeds of such issuance to Halcyon.

                       o   From and after the Closing Date, in the event that
                           Halcyon issues to any Person any Class B Interests
                           (including pursuant to Article II of the Purchase
                           Agreement), AAMAC shall, as promptly as practicable,
                           issue an equal number of shares of its Class A
                           Preferred Stock to such Person.
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Fundamental            o   In the event of any merger, acquisition,
Transactions               reorganization, consolidation, or liquidation of
                           AAMAC involving a payment or distribution of cash,
                           securities or other assets to the holders of AAMAC
                           common stock (a "Fundamental Transaction"), the Class
                           B Interests shall remain outstanding and the exchange
                           provisions of this Exchange and Support Agreement
                           shall thereafter permit the exchange of such
                           interests in Halcyon for the amount of such cash,
                           securities or other assets which Partner Vehicle
                           would have received had it made such exchange
                           immediately prior to such Fundamental Transaction,
                           regardless of whether such exchange would actually
                           have been permitted at such time.
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Other Provisions
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Transfer Taxes         o   All share issuances or contributions hereunder shall
                           be made free and clear of any present or future
                           transfer taxes and
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                           liabilities.

                       o   Each party shall pay any and all transfer taxes that
                           it is required to pay under applicable law. Any
                           applicable income tax obligation (or withholding
                           obligation with respect thereto) will be borne by the
                           Partner Vehicle.
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Reservation of         o   AAMAC shall at all times have reserved from its
Common Stock               authorized capital stock a number of shares of common
                           stock equal to the number of Class B Interests of
                           Halcyon indirectly held by members of Partner Vehicle
                           whose interests have vested in accordance with the
                           rules set forth on Annex A to the Stockholders
                           Agreement term sheet.
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Specific performance   o   Each party shall be entitled to injunctive relief to
                           enforce the provisions of this agreement.
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Termination            o   Agreement shall terminate on the date that no Class B
                           Interests remain outstanding.
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Amendment              o   Agreement can be amended or modified only with the
                           prior written consent of the independent directors of AAMAC and the Partner Vehicle.


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